                                                                    Exhibit 10.1

                                STATE OF MICHIGAN

                 IN THE CIRCUIT COURT FOR THE COUNTY OF LENAWEE

HERRICK FOUNDATION,

          Plaintiff,

                                     (STAMP)                 Case No. 08-3015-CZ

v.

TECUMSEH PRODUCTS COMPANY

          Defendant.                                      Hon Timothy P. Pickard

HONIGMAN MILLER SCHWARTZ AND COHN LLP   LUCAS LAW, PC
By: Robert M. Jackson (P40723)          By: Frederick Lucas (P29074)
    Jill L. Marr (P67725)               Counsel for Plaintiff
Counsel for Plaintiff                   7577 US Highway 12
2290 First National Building            Onsted, Michigan 49265
660 Woodward Avenue                     (517) 467-4000
Detroit, Michigan 48226
(313) 465-7430


MILLER, CANFIELD, PADDOCK AND STONE,    WEIL, GOTSHAL & MANGES LLP
P.L.C.
By: Todd A. Holleman (P57699)           By: Richard L. Levine (pro hac vice)
Counsel for Defendant                       Deborah A. Maher (pro hac vice)
150 West Jefferson, Suite 2500          Co-Counsel for Defendant
Detroit, Michigan 48226                 767 Fifth Avenue
(313) 963-6420                          New York, New York 10153
                                        (212) 310-8000

                                 ORDER REGARDING
                       A SPECIAL MEETING OF SHAREHOLDERS

                    At a session of said Court held in the Lenawee County Courthouse, Lenawee, Michigan on
                    _______________________________________

PRESENT: HONORABLE _____________________________________________________________
                                        CIRCUIT COURT JUDGE

     As a result of the hearing held on Friday, July 18, 2008 and the agreement reached between the parties on that date,

     IT IS HEREBY ORDERED that:

     1. Defendant shall timely call and hold a special meeting of voting shareholders (Class B) on November 21, 2008 at 10:00 a.m. in Ann Arbor, Michigan.

     2. The record date shall be October 17, 2008.

     3. The purpose of the meeting shall be to consider the removal of Peter Banks and David Risley as Directors and, to the extent that removal is approved, the election of Directors to fill the vacancies created by the removal. This Order shall not affect the right of Tecumseh's Board of Directors to add proposals at the special meeting in accordance with the bylaws of Tecumseh.

     4. Within seven (7) days after the entry of this Order, Defendant shall deliver to Plaintiff or its designee electronic copies of all Tecumseh shareholder lists and files that Tecumseh owns or has in its possession, including, without limitation, the non objecting beneficial owners (NOBO) file, a certified registered shareholder list, all Depository Trust Company (DTC) participant listings, any transfer sheets or logs that Tecumseh's transfer agent has, all respondent bank lists and, to the extent they exist, the Canadian equivalents of the DTC list, called a CDS list, any Canadian NOBO files, and any other related materials concerning the record and beneficial ownership of shareholders, and shall supplement those materials with similar shareholder information obtained in connection with the special meeting as of the special meeting's record date at any time before the special meeting. Tecumseh shall have no affirmative obligation to obtain any of this information after the record date.

     5. Defendant's advance notice bylaw shall not apply to the Herrick Foundation as to the special meeting. Prior to October 22, 2008, Plaintiff shall deliver to Defendant the information required under the rules of the Securities and Exchange Commission concerning Plaintiff's proposed nominees for Director.

     6. The Inspector of election for the meeting shall be Corporate Election Services.

     7. The Court retains jurisdiction of this case and the remaining portions of this action are stayed until after the November 21, 2008 special meeting of voting shareholders, after which time this Court will conduct a pretrial conference (unless this action is resolved by the parties before that time).

     IT IS SO ORDERED.


                                        /s/ Timothy P. Pickard
                                        ----------------------------------------
                                        CIRCUIT COURT JUDGE
                                        8-11-08


                                       3